Pledged and Restricted Assets	12 Months Ended
Dec. 31, 2011
Pledged and Restricted Assets

Note 29 – Pledged and Restricted Assets

Certain of Northern Trust’s subsidiaries, as required or permitted by law, pledge assets to secure public and trust deposits, repurchase agreements, Federal Home Loan Bank borrowings, and for other purposes. On December 31, 2011, securities and loans totaling $27.9 billion ($21.5 billion of government sponsored agency and other securities, $460.2 million of obligations of states and political subdivisions, and $6.0 billion of loans), were pledged. Collateral required for these purposes totaled $4.8 billion. Included in the total pledged assets are available for sale securities with a total fair value of $1.2 billion which were pledged as collateral for agreements to repurchase securities sold transactions. The secured parties to these transactions have the right to repledge or sell these securities.

Northern Trust is permitted to repledge or sell collateral accepted from agreements to resell securities purchased transactions. The total fair value of accepted collateral as of December 31, 2011 was $74.7 million. There was no repledged or sold collateral as of December 31, 2011.

Deposits maintained to meet Federal Reserve Bank reserve requirements averaged $429.9 million in 2011.